# The AtEase Study:
# A Multicenter Randomized Clinical Trial of the Safety and Efficacy of TNX-102 SL* in the Treatment of Military-Related PTSD

Gregory Sullivan[1], Judy Gendreau[1], R Michael Gendreau[2], Amy Schaberg[3], Bruce Daugherty[1], Heather Jividen[1], Ashild Peters[1], Perry Peters[1], Frank Weathers[4], Seth Lederman[1]

[1]Tonix Pharmaceuticals Inc, [2]Gendreau Consulting, [3]Schaberg Consulting, [4]Auburn University/National Center for PTSD

*TNX-102 SL is an Investigational New Drug and has not been approved for any indication.

## INTRODUCTION

- Posttraumatic stress disorder (PTSD) is a seriously impairing psychiatric condition that is widely prevalent in United States military personnel
- There is an urgent unmet need for pharmacotherapies for this population
- TNX-102 SL is a low dose sublingual formulation of cyclobenzaprine (CBP), a tricyclic molecule with high affinity and functional antagonism for 5-$HT_{2A}$, $\alpha_1$-adrenergic, and histamine-$H_1$ receptors, all with roles in sleep regulation
  - Targets sleep disturbance and hyperarousal, core PTSD symptoms
  - Hypothesized to play a critical role in PTSD global recovery by allowing sleep-dependent memory processing (e.g. extinction consolidation)
- TNX-102 SL differs from orally administered CBP; it was designed to enhance sublingual transmucosal absorption at bedtime, resulting in peak CBP plasma levels during sleep hours and reduced daytime exposure
  - Avoids first-pass hepatic metabolism, reducing formation of long-lived active metabolite, norcyclobenzaprine
- The "AtEase Study" was our first evaluation of the efficacy, safety, and tolerability of TNX-102 SL in military-related PTSD

## METHODS

- Multicenter, 12-week, double-blind placebo-controlled Phase 2 study conducted at 24 US sites
- Inclusions: both sexes; ages 18-65; PTSD DSM-5 Criterion A trauma(s) during military service since 9/11/2001; current PTSD by Clinician-Administered PTSD Scale for DSM-5 (CAPS-5) and Baseline total CAPS-5 score ≥ 29; free of antidepressants ≥ 2 months; free of or washed off of other psychotropics; not participating in trauma-focused psychotherapy
- Exclusions: serious suicide risk; substance use disorders within 6 months; lifetime bipolar 1 or 2, psychotic, obsessive-compulsive, or antisocial personality disorders
- Randomized in 2:1:2 ratio to TNX-102 SL 2.8 mg, TNX-102 SL 5.6 mg, Placebo; dynamic randomization (stratification for site, sex, current MDD status)
- Primary efficacy analysis: comparison of mean change from baseline (MCFB) at Week 12 in CAPS-5 score between TNX-102 SL and Placebo, mixed model repeated measures analysis (MMRM) without imputation
- Key 2◦ endpoints: Clinical Global Impression–Improvement (CGI-I), Sheehan Disability Scale (SDS), PROMIS Sleep Disturbance (SD). Also: CAPS-5 clusters, Patient Global Impression of Change (PGIC)
- CAPS-5 raters ≥ Master's degree-level in mental health; rigorously trained/certified; and reliability monitoring over course of study

## RESULTS

Of 245 patients randomized, 231 were included in the modified intent-to-treat (mITT) efficacy population (14 randomized patients failed to return for post-baseline efficacy assessment). The mITT comprised 90 on TNX-102 SL 2.8 mg, 49 on TNX-102 SL 5.6 mg, and 92 on Placebo; completion rates of 79%, 84%, and 73%, respectively. **Table 1** shows demographic and clinical characteristics.

- Primary analysis: The primary analysis of 2.8 mg TNX-102 SL did not separate from Placebo at Week 12 (p=0.259, NS). Primary analysis of TNX-102 SL 5.6 mg showed a strong trend for improvement versus placebo in MCFB in CAPS-5 (p=0.053, NS), with an effect size of 0.36 (Cohen's *d*); and sensitivity analyses of TNX-102 SL 5.6 mg dose v. placebo on CAPS-5 MCFB were significant (See **Table 2**)
- The CAPS-5 Arousal & Reactivity cluster, sleep and startle items were significantly improved for the 5.6 mg dose, as were global measures, and work and social domains on the SDS (See **Table 2**)
- The sleep disturbance item (E6) of CAPS-5 was significantly more improved in the TNX-102 SL 5.6 mg arm over placebo early by Week 2 and maintained at all other assessments (Weeks 4, 8, and 12) (See **Figure 1**)
- 12-weeks of sublingual bedtime dosing of TNX-102 SL was well tolerated and the most frequently reported adverse events were related to local administration reactions (**Table 5**)

### Figure 1. Sleep Disturbance MCFB Over 12 Weeks



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
LS Means for CAPS-5 Item E6
0
-0.5
-1
-1.5
-2
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg
*

*p<0.05, Placebo v. TNX-102 SL 5.6 mg, MMRM; *p<0.05, Placebo v. TNX-102 SL 2.8 mg, MMRM

### Table 1. Patient Demographics and Characteristics

| Variable | TNX-102 SL 2.8 mg N=90 | TNX-102 SL 5.6 mg N=49 | Placebo N=92 |
|---|---|---|---|
| Females, no. (%) | 6 (6.7%) | 4 (8.2%) | 6 (6.5%) |
| Mean age, yrs (SD) | 34.5 (8.3) | 34.8 (9.0) | 32.0 (6.5) |
| Weight, kg (SD) | 90.9 (18.2) | 90.8 (17.4) | 91.6 (16.9) |
| BMI, $kg/m^2$ (SD) | 29.0 (5.2) | 29.0 (4.7) | 28.9 (4.4) |
| Education, some college or beyond | 80 (88.9%) | 41 (83.7%) | 72 (78.2%) |
| % currently employed | 56 (62.2%) | 33 (67.3%) | 54 (58.7%) |
| % in military service at index trauma | 85 (94.4%) | 49 (100%) | 91 (98.9%) |
| Active Duty/Reservists/Veterans | 9/5/71 | 5/7/37 | 8/4/79 |
| Law Enforcement Officers | 5 | 0 | 1 |
| Ave time since trauma, yrs (SD) | 7.3 (3.3) | 6.2 (3.3) | 7.1 (3.6) |
| Ave deployments, military (SD) | 2.3 (2.15) | 2.6 (2.16) | 2.2 (1.84) |
| Baseline CAPS-5 Scores (SD) | 39.5 (8.0) | 39.3 (8.1) | 39.5 (7.7) |
| Baseline MADRS Scores (SD) | 17.6 (5.18) | 16.1 (5.54) | 17.3 (6.53) |

### Table 2. Results of Primary and Secondary Analyses

| Assessment | Domain | Analysis | p-Values 2.8 mg | p-Values 5.6 mg |
|---|---|---|---|---|
| CAPS-5 | Total | MMRM (Primary Analysis) | 0.259^ | 0.053 |
| | Total | MMRM with Multiple Imputation | 0.211 | 0.031* |
| | Total | MMRM w/ Hybrid LOCF/BOCF | 0.172 | 0.037* |
| | Total | ANCOVA | 0.090 | 0.038* |
| Clusters/items | Arousal & Reactivity | MMRM | 0.141 | 0.048* |
| | Sleep item | MMRM | 0.185 | 0.010* |
| | Exaggerated Startle | MMRM | 0.336 | 0.015* |
| CGI-I | Responders | Logistic Regression | 0.240 | 0.041* |
| PGIC | Mean score | MMRM | 0.075 | 0.035* |
| SDS | Work/school item | MMRM | 0.123 | 0.050* |
| | Social/leisure item | MMRM | 0.198 | 0.031* |

*p<0.05; ^Primary analysis not significant; BOCF, baseline observation carried forward; LOCF, last observation carried forward; MMRM, mixed model repeated measures

### Retrospective Analysis
### Using CAPS-5 ≥ 33 as Threshold for Study Entry

For inclusion, prior registration studies of approved PTSD pharmacotherapies required a baseline severity score of ≥50 on previous versions of CAPS. Those versions scored PTSD severity based on 17 items using DSM-III-R or DSM-IV criteria, each item rated on 0-4 for intensity & 0-4 for frequency (maximum possible score = 136). The AtEase protocol required CAPS-5 severity of ≥29 for enrollment. To compare the AtEase population with prior studies, we retrospectively imputed a CAPS-IV (iCAPS-IV) for DSM-IV in AtEase using the 17 common items and multiplying by 2. Using the iCAPS-IV, 10 subjects with iCAPS-IV ≤50 (range 44-50) were found. A retrospective analysis of the AtEase patients with CAPS-5 ≥33 at entry, excluded those 10 patients and 20% of the AtEase population. Analysis of efficacy in the population with baseline CAPS-5 ≥33 is shown in **Figure 2**. The CAPS-5 assessments MCFB are significant for TNX-102 SL 5.6 mg at weeks 2, 4, 8 and 12. Week 12 showed an effect size of 0.53.

### Figure 2. CAPS-5 MCFB Over 12 Weeks in ≥33 Entry Subsample



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
LS Means (SE) of CAPS-5 Total Score
0
-5
-10
-15
-20
-25
-30
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg
*

*p<0.025, TNX-102 SL 5.6 mg v. Placebo, MMRM; *p=0.029, TNX-102 SL 2.8 mg v. Placebo, MMRM

**Table 3** shows p-values and effect sizes of CAPS-5 total and cluster scores comparing TNX-102 SL 5.6 mg v. Placebo at Week 12 using the subsample with CAPS-5 baseline score of ≥33 and, separately, the per protocol threshold of ≥29. Effect sizes are substantial for CAP-5 total score and Clusters B, D & E for the ≥33 subsample.

### Table 3. Week 12 CAPS-5 Total Score & Cluster Score Comparisons for TNX-102 SL 5.6 mg v. Placebo

| Outcome Measure | CAPS-5 ≥ 33[a] ES[+] | CAPS-5 ≥ 33[a] p-value | CAPS-5 ≥ 29[b] ES[+] | CAPS-5 ≥ 29[b] p-value |
|---|---|---|---|---|
| CAPS-5 Total Score | 0.53 | *0.013 | 0.36 | 0.053 |
| CAPS-5 Cluster B (Intrusion) | 0.46 | *0.026 | 0.26 | 0.161 |
| CAPS-5 Cluster C (Avoidance) | 0.12 | 0.522 | 0.04 | 0.963 |
| CAPS-5 Cluster D (Mood/Cognition) | 0.39 | 0.065 | 0.35 | 0.062 |
| CAPS-5 Cluster E (Arousal/Reactivity) | 0.52 | *0.012 | 0.35 | *0.048 |

*p<0.05, statistically significant; [+]ES = effect size; [a]Placebo n = 77, TNX-102 SL 5.6 mg n = 38; [b]Placebo n = 92, TNX-102 SL 5.6 mg n = 49;

**Table 4** shows mean differences from placebo as well as the p-values and effect sizes for each of the 20 CAPS-5 item scores comparing TNX-102 SL 5.6 mg v. Placebo at Week 12 in the subsample with CAPS-5 baseline entry criterion of ≥33. Ordered by largest to smallest effect size, it may be seen that the largest effect of TNX-102 SL is on the sleep disturbance of PTSD, item E6; this effect emerged early in treatment, by the Week 2 assessment (p=0.002), and continued throughout the 12 weeks. The second largest effect was on triggered physical anxiety responses, item B5; but here TNX-102 SL did not significantly separate from placebo until Week 8 (p=0.003). Similarly, for exaggerated startle, item E4, separation from placebo only occurred late, by Week 12.

### Table 4. Week 12 CAPS-5 Item Comparisons of MCFB Between TNX-102 SL 5.6 mg and Placebo in ≥33 Entry Subsample

| Item | Cluster | | LS Mean Diff (SE) | P-Value | Effect Size |
|---|---|---|---|---|---|
| 20 | E6 | Problems falling asleep or staying asleep | -0.7 (0.29) | 0.013* | 0.51 |
| 5 | B5 | Physical reactions when something reminded you of (EVENT) | -0.6 (0.27) | 0.025* | 0.46 |
| 18 | E4 | Strong startle reactions | -0.6 (0.25) | 0.016* | 0.43 |
| 13 | D6 | Felt distant or cut off from other people | -0.6 (0.30) | 0.045* | 0.43 |
| 19 | E5 | Problems with concentration | -0.5 (0.27) | 0.071 | 0.38 |
| 12 | D5 | Less interest in activities that you used to enjoy | -0.5 (0.28) | 0.083 | 0.37 |
| 3 | B3 | Suddenly acted or felt as if (EVENT) happening again (flashback) | -0.4 (0.20) | 0.050* | 0.30 |
| 16 | E2 | Taking more risks or doing things that might have caused you harm[#] | -0.4 (0.15) | 0.012* | 0.30 |
| 4 | B4 | Emotional upset when something reminded you of (EVENT) | -0.4 (0.27) | 0.191 | 0.28 |
| 2 | B2 | Unpleasant dreams about (EVENT) | -0.4 (0.28) | 0.192 | 0.24 |
| 9 | D2 | Strong negative beliefs about yourself, other people, or the world?[Δ] | -0.3 (0.30) | 0.284 | 0.22 |
| 1 | B1 | Unwanted memories of (EVENT) | -0.3 (0.28) | 0.233 | 0.22 |
| 17 | E3 | Especially alert or watchful, even when no specific threat or danger | -0.2 (0.27) | 0.500 | 0.20 |
| 14 | D7 | Difficulty experiencing positive feelings like love or happiness[ΔΔ] | -0.3 (0.28) | 0.342 | 0.20 |
| 11 | D4 | Strong negative feelings such as fear, horror, anger, guilt, or shame?[#] | -0.2 (0.27) | 0.380 | 0.14 |
| 10 | D3 | Blamed yourself for (EVENT) or what happened as a result of it?[#] | -0.2 (0.24) | 0.339 | 0.13 |
| 7 | C2 | Tried to avoid activities, places, or people that reminded of (EVENT) | -0.2 (0.29) | 0.596 | 0.13 |
| 6 | C1 | Tried to avoid thoughts or feelings about (EVENT) | -0.2 (0.30) | 0.521 | 0.11 |
| 8 | D1 | Difficulty remembering some important parts of (EVENT) | -0.1 (0.19) | 0.623 | 0.09 |
| 15 | E1 | Felt especially irritable or angry & showed it in your behavior | 0.0 (0.27) | 0.892 | 0.00 |

[Δ]Different from CAPS-IV: "felt there is no need to plan for the future, that somehow your future will be cut short?"
[ΔΔ]Different from CAPS-IV: "felt emotionally numb or had trouble experiencing feelings like love or happiness?"
[#]One of the three new items in CAPS-5; *significant at p<0.05; MCFB, mean change from baseline

**Table 5** shows adverse events (AEs) for TNX-102 SL in PTSD. Despite marginally increased rates of a few systemic AEs in the 5.6 mg arm, 84% completed the study, and no one on 5.6 mg discontinued due to AE.

### Table 5: Adverse Events (at rate of ≥5% in either drug-treated group)

| Systemic Adverse Events | Placebo (N=94)* | TNX-102 SL 2.8 mg (N=93)* | TNX-102 SL 5.6 mg (N=50)* |
|---|---|---|---|
| Somnolence | 6.4% | 11.8% | 16.0% |
| Dry Mouth | 10.6% | 4.3% | 16.0% |
| Headache | 4.3% | 5.4% | 12.0% |
| Insomnia | 8.5% | 7.5% | 6.0% |
| Sedation | 1.1% | 2.2% | 12.0% |
| **Administration Site Reactions** | | | |
| Hypoaesthesia oral[#] | 2.1% | 38.7% | 36.0% |
| Paraesthesia | 3.2% | 16.1% | 4.0% |
| Glossodynia | 1.1% | 3.2% | 6.0% |

[#]Oral hypoaesthesia (tongue numbness) was most common AE, generally transient (<60 minutes), and rated mild in 89% and moderate in 11% on TNX-102 SL; *Safety Population (N=237)

## CONCLUSIONS

- TNX-102 SL 5.6 mg reduced total CAPS-5 symptoms and provided global improvement, including greater work and social function
- A retrospective analysis of patients with entry CAPS-5 ≥33 is more aligned with previous PTSD pharmacotherapy registration trials using prior CAPS versions, and TNX-102 SL 5.6 mg has substantial effect sizes on total and cluster scores on this subsample
- Impairment in fear extinction memory is posited to be centrally involved in PTSD pathophysiology, with adequate sleep quality essential for emotional memory consolidation. Early and robust improvement in sleep with TNX-102 SL is followed (by several weeks) by improvement in symptoms presumed to require sufficient extinction learning for amelioration. This approach of targeting sleep quality appears to provide broad improvement across several items of the Intrusion and Arousal & Reactivity symptom clusters (**Table 4**).
- The TNX-102 SL 5.6 mg group had a high completion rate and no AE discontinuations; tongue numbness was common, generally transient, and never rated as severe; with overall good tolerability